KeyBanc Investor Conference May 28, 2014

Safe Harbor Statement "Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company’s financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company’s business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company’s accounting policies, future trends, and other risks which are detailed in the Company’s Securities and Exchange Commission filings, included in Item 1A of Part I of the Company’s Annual Report on Form 10-K/A for the fiscal year ending December 28, 2013, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements. 2

2009-2013 Sales History 2010 $0 $200 $300 $400 $500 $600 $700 2009 $626 M $100 2011 $1,000 $891 M 2012 $714 M $821 M $900 $800 3 $965 M 2013

2009-2013 Operating Income(1) History 1 After non-GAAP adjustments – See 10Q For reconciliation 2010 $0 $50 $75 $100 2009 $49.9 M $25 2011 $125 $114.9 M 2012 $72.4 M $95.7 M 4 $127.4 M 2013

2014 Q1 Sales & Earnings Growth 2014 Q1% +(-) Prior Year Sales $231 M + 4% EPS(1) $0.35 + 6% ROIC(2) 19.2% -0.4% (1) After non-GAAP adjustments – see 10-K for reconciliation to GAAP EPS (2) ROIC LTM operating income after non-GAAP adjustments ÷ (net debt + equity) 5

17 Consecutive Quarters of Adjusted EPS(1) Growth 18 0 Q4 2009 $0.50 $0.75 $1.00 $1.25 $1.75 $0.20 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q3 2013 Q4 2013 Q4 2011 Q2 2013 (1) After non-GAAP adjustments – see 10-K for reconciliation to GAAP EPS $1.50 Q1 2014 La st 1 2 Mo n th s EP S 6

Strong Balance Sheet 7 At Year-end 2010 2011 2012 2013 Net Debt/Capital 2.1% 1.7% 9.2% 7.0% Cash & Marketable Securities $140M $153M $103M $135M Gross Debt/EBITDA 1.7 1.3 1.1 1.2

21 Consecutive Annual Dividend Payment Increases 22 $0 1993 $0.10 $0.15 $0.20 $0.25 $0.30 $0.05 1994 1995 1996 1997 1998 1999 2000 2002 2009 2003 2004 2005 2006 2007 2008 2010 2001 2011 2012 2013 $0.35 2014 8

Water Systems 79% Fueling Systems 21% 9 2013 Net Sales Business Segments

The World’s aquifers contain 50 times as much fresh water as all the World’s lakes, ponds, rivers, and streams combined. 10 Global Aquifer Map

United States 46% Developed Non-US 16% Developing Regions 38% 2009-13 Developed World CAGR 13.4% 2009-13 Developing World CAGR 23.9% 11 2013 Water Systems Sales

12 Global Expansion – Distribution

$23.6 $33.3 $20.0 Year Prior to Acquisition (at 2013 FX) $41.2 $72.6 $37.2 2013 13 Global Expansion – Platform Acquisitions

Groundwater Pumping Systems 61% Surface Pumps 39% 14 2013 Water Systems Sales

Irrigation & Industrial Groundwater Pumping Systems 26% Residential Groundwater Pumping Systems 35% Residential Surface Pumps 19% Irrigation & Industrial Surface Pumps 20% 15 2013 Water Systems Sales

Irrigation & Industrial Groundwater Pumping Systems 26% Residential Groundwater Pumping Systems 35% Residential Surface Pumps 19% Irrigation & Industrial Surface Pumps 20% #2 Global Supplier to residential water pu ping systems distribution channel #1 Global supplier to agricultural irrigatio pumping systems distribution channel Non Discretionary Replacement Purchases Represent +80% of Sales 16 *Management estimates 2013 Water Systems Sales

CONCEPT MODELING SIMULATION 200 250 300 350 0 500 1000 H ea d (Ft ) Flow (GPM RESULTS TESTING PROTOTYPE OPTIMIZE GEOMETRY 17 Product Development Process

Irrigation & Industrial Groundwater Pumping Systems 26% Residential Groundwater Pumping Systems 35% Residential Surface Pumps 19% Irrigation & Industrial Surface Pumps 20% 18 2013 Water Systems Sales

• Leading supplier of drives and controls for low horsepower groundwater pumping applications • Cerus acquisition (FCS) – technology leader in higher horsepower fluid transfer applications • Sell FCS drives and controls with Franklin high horsepower pumps and motors • Doubles revenue per installation SUBMERSIBLE PUMPS WASTEWATER SURFACE PUMPS VERTICAL MULTISTAGE 19 Water Systems – Drives & Controls

Present Motor Eff. New 6” Motor – Unique High Efficiency Design 20 Water Systems – High Efficiency

21 Water Systems – Solar

Oil and Gas Deliquification 22

Drives – HVAC Market 23

Pioneer Pump Rental in UK • Opened first branch – Q2, 2013 • Acquired small competitor – Q3, 2013 • Breakeven – Q1, 2014 24

Fuel Management Systems #2 Global Supplier Vapor Recovery Systems #1 Global Supplier Piping & Containment Systems #1 Global Supplier Pumping Systems #1 Global Supplier Fueling Systems 25

2013 Fueling Systems Sales United States 52% Developed Non-US 17% Developing Regions 31% 2009-13 Developed World CAGR 8.6% 2009-13 Developing World CAGR 26.4% 26

Fueling Systems – Inorganic Growth 2010 Acquisitions 60% Organic 40% GROWTH 2002 2000 2004 2006 2012 27

Fueling Systems – Global Growth North America 2000 2013 20 M 15.2 M 3 M 17.4 M China, India & Latin America 1 Source: Scotiabank Group Global Auto Report New Passenger Vehicle Sales(1) Up 5.8X 28

Fueling Systems – Global Growth(1) United States Rest of World Number of Stations 175,000 550,000 Stations with pressure pumping technology 97% 23% Stations with vapor recovery systems(2) 95% 17% Stations with fuel management systems 75% 35% Stations with flexible piping 45% 35% 1 Franklin management estimates 2 Includes onboard vapor recovery 29

Fueling Systems – New Products 30

Fueling Systems – New Product Development • Inventory management • Leak detection • Inventory measurement • Fraud prevention • Low-cost Addressing the Needs of both Developed and Developing Markets 31

Fueling Systems – New Product Development Addressing the Needs of both Developed and Developing Markets 32

Acquisitions • Fragmented Global Markets – Bolt-on Acquisition Opportunities • Franklin Acquisition Profile (Past 10 Years) – Acquisitions per Year – 1-2 – Purchase Price – $1-125 M (Ave. $50 M) – Average EBITDA Multiple – 7.5 X 33